UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)



               Massachusetts                                1-7211                            04-2068530
          (State of incorporation)                 (Commission File Number)          (IRS Employer Identification
                                                                                                Number)

       65 Grove Street, Watertown, MA                       02472
  (Address of principal executive offices)                (Zip Code)

                617-926-2500
      (Registrant's telephone number,
            including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2004, Ionics, Incorporated issued a press release reporting its financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

          99 Press Release dated November 9, 2004 reporting the financial results of Ionics, Incorporated for the quarter ended September 30, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2004            IONICS, INCORPORATED
                                   (Registrant)


                                   By: /s/Stephen Korn
                                       -------------------
                                       Stephen Korn
                                       Vice President and General Counsel

                                  EXHIBIT INDEX



Exhibit Number                 Description
--------------                 -----------

    99 Press Release dated November 9, 2004, reporting the financial results of Ionics, Incorporated for the quarter ended September 30, 2004.

      IONICS REPORTS RESULTS FOR THE THIRD QUARTER AND NINE MONTHS OF 2004


Watertown, MA, November 9, 2004...Ionics, Incorporated (NYSE-ION) today filed its quarterly report on Form 10-Q, reporting results for the three and nine month periods ended September 30, 2004. Third quarter revenues were $118.1 million, compared to $87.7 million for the third quarter of 2003. Net income of $0.9 million, or $0.04 per share, in Q3 2004 compared to a net loss of ($22.0) million, or ($1.24) per share, for Q3 2003. The earnings per share from continuing operations were $0.06 in Q3 2004, compared to a loss per share of ($0.99) in Q3 2003. Excluding amortization of intangibles, net of statutory tax rate of 38%, the results of continuing operations were $0.13, compared to a loss per share of ($0.99) in the third quarter of 2003.

Revenues for the first nine months of 2004 were $349.6 million, compared to $251.5 million for the first nine months of 2003. The net loss was ($5.4) million, or ($0.25) per share, for the first nine months of 2004, compared to a net loss of ($26.4) million, or ($1.50) per share, for the first nine months of 2003. The loss per share from continuing operations was ($0.07) for the first nine months of 2004, compared to a loss per share of ($1.06) per share for the first nine months of 2003. Earnings per share from continuing operations, excluding amortization of intangibles, net of statutory tax rate of 38%, was $0.11, compared to a loss per share of ($1.05) in the first nine months of 2003.

Income from continuing operations before income taxes and minority interest expense for the third quarter and for the first nine months of 2004 was $3.3 million and $5.1 million, respectively. This compares to a loss from continuing operations before income taxes and minority interest expense for the third quarter and first nine months of 2003 of ($25.8) million and ($27.0) million, respectively. Items impacting the results for the third quarter of 2004 include third party expenses of $0.6 million for systems development and $1.1 million for Sarbanes-Oxley Section 404 preparedness charges. Also during the quarter, manufacturing at one of the Company's facilities in Pennsylvania was temporarily halted as a result of flooding associated with Hurricane Ivan. This resulted in delays of certain projects, which adversely impacted the results for the quarter by approximately $0.5 million on a pretax basis. The Company expects to recover this income through subsequent completion of the projects, as well as through its business interruption insurance.

Also included in the Company's financial results are the consolidated results of the Ecolochem Group (acquired on February 13, 2004), and Desalcott (Desalination Company of Trinidad and Tobago Ltd.), the Company's 40%-owned joint venture in Trinidad. Desalcott's results were included in the consolidated results of the Company in accordance with provisions of FIN46. Ecolochem revenues for the quarter and the first nine months were $22.3 million and $58.5 million, respectively. Desalcott revenues for the quarter and for the first nine months were $7.4 million and $21.8 million, respectively.

Commenting on the results for the quarter, CEO Doug Brown said, "I am pleased with the Company's financial results which demonstrate the impact of the numerous restructuring initiatives launched over the past year. We are continuing to implement programs designed to further increase the Company's profitability." For further information about the Company's third quarter and first nine months 2004 financial results, please refer to the Company's quarterly report on Form 10-Q.

Ionics will host a conference call on Thursday, November 11, 2004 at 10:00AM, EST to discuss its third-quarter financial results. This conference call will be accessible on the Company's home page at http://www.shareholder.com/ion/medialist.cfm. Recorded replays of the financial results conference call will be available on the web site for a one-week period beginning later that day.



                                    - more -

About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. These forward-looking statements are based on management's current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management's current expectations as described in such forward-looking statements, including overall economic and business conditions; competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger than the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; risks associated with the Company's restructuring program announced in September 2003; risks associated with the integration of Ecolochem's operations with those of the Company; and other factors described in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the quarter ended September 30, 2004. You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.


                                     -more-


                                 IONICS REPORTS THIRD QUARTER RESULTS

                                CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Amounts in thousands, except per share amounts)

                                                            Three months ended    Nine months ended
                                                               September 30,        September 30,
                                                            --------------------  -------------------
                                                              2004       2003       2004      2003
                                                            ---------  ---------  --------- ---------
Revenues:
    Equipment Sales                                         $ 32,843   $ 36,799   $ 104,264 $ 99,637
    Operations                                                62,865     28,179    177,541    82,450
    Consumer Water                                             4,465      3,708     12,455     9,217
    Instruments                                                9,614      7,880     28,065    24,308
    Affiliated companies                                       8,346     11,119     27,262    35,870
                                                            ---------  ---------  --------- ---------
                                                             118,133     87,685    349,587   251,482
                                                            ---------  ---------  --------- ---------

Costs and expenses:
    Cost of sales of Equipment Sales                          26,561     36,002     84,867    85,317
    Cost of sales of Operations                               40,235     19,998    113,588    58,227
    Cost of sales of Consumer Water                            1,604      2,806      5,081     5,219
    Cost of sales of Instruments                               4,391      3,558     12,374    11,019
    Cost of sales to affiliated companies                      7,411      9,575     24,014    30,958
    Research and development                                   1,504      1,784      4,607     5,515
    Selling, general and administrative                       29,166     22,473     87,895    63,225
    Impairment of long-lived assets                                -      2,499          -     2,499
    Restructuring charges, net                                     -      2,470      1,188     2,470
    Impairment of goodwill                                         -     12,731          -    12,731
                                                            ---------  ---------  --------- ---------
                                                             110,872    113,896    333,614   277,180
                                                            ---------  ---------  --------- ---------

Income (loss) from continuing operations                       7,261    (26,211)    15,973   (25,698)

Interest (expense) income, net                                (5,174)       406    (13,410)    1,453

Equity income (loss)                                           1,210         43      2,501    (2,800)
                                                            ---------  ---------  --------- ---------

Income (loss) from continuing operations before
    gain on sale of Aqua Cool, inocme taxes
    and minority interest expense                              3,297    (25,762)     5,064   (27,045)

Gain on sale of Aqua Cool                                          -        457          -       457

Income tax (expense) benefit                                  (1,652)     7,981     (5,879)    8,542
                                                            ---------  ---------  --------- ---------

Income (loss) from continuing operations before
    minority interest expense                                  1,645    (17,324)      (815)  (18,046)

Minority interest expense                                        282        249        766       635
                                                            ---------  ---------  --------- ---------

Income (loss) from continuing operations                       1,363    (17,573)    (1,581)  (18,681)

Loss from discontinued operations, net of tax                   (473)    (4,459)    (3,807)   (7,699)

                                                            ---------  ---------  --------- ---------
Net income (loss)                                              $ 890   $ (22,032) $ (5,388) $ (26,380)
                                                            =========  =========  ========= =========


Basic income (loss) per share from continuing operations      $ 0.06    $ (0.99)   $ (0.07)  $ (1.06)

Basic loss per share from discontinued operations              (0.02)     (0.25)     (0.17)    (0.44)
                                                            ---------  ---------  --------- ---------

Basic net income (loss) per share                             $ 0.04    $ (1.24)   $ (0.25)  $ (1.50)
                                                            =========  =========  ========= =========


Diluted income (loss) per share from continuing operations    $ 0.06    $ (0.99)   $ (0.07)  $ (1.06)

Diluted loss per share from discontinued operations            (0.02)     (0.25)     (0.17)    (0.44)
                                                            ---------  ---------  --------- ---------

Diluted net income (loss) per share                           $ 0.04    $ (1.24)   $ (0.25)  $ (1.50)
                                                            =========  =========  ========= =========


Shares used in basic income (loss) per share calculations     22,637     17,699     21,849    17,607
                                                            =========  =========  ========= =========

Shares used in diluted income (loss) per share calculations   22,891     17,699     21,849    17,607
                                                            =========  =========  ========= =========

    Backlog                                                                        409,425   332,666
                                                                                  ========= =========

                                                       -more-


Other Data:
                                                            Three months ended    Nine months ended
                                                               September 30,        September 30,
                                                            --------------------  -------------------
                                                              2004       2003       2004      2003
                                                            ---------  ---------  --------- ---------
Reconciliation of income (loss) from continuing operations
    to net income (loss) from continuing operations adjusted
    for amortization of intangibles, net of tax:

Income (loss) from continuing operations                     $ 1,363   $ (17,573) $ (1,581) $ (18,681)

Add back:
Amortization of intangibles, net of tax                        1,521        128      3,889       264
                                                            ---------  ---------  --------- ---------

Net income (loss) from continuing operations adjusted
    for amortization of intangibles, net of tax              $ 2,884   $ (17,445)  $ 2,308  $ (18,417)
                                                            =========  =========  ========= =========


Diluted income (loss) per share from continuing operations    $ 0.06    $ (0.99)   $ (0.07)  $ (1.06)

Add back:
Amortization of intangibles, net of tax                         0.07       0.01       0.18      0.02
                                                            ---------  ---------  --------- ---------

Diluted income (loss) per share from continuing operations
    adjusted for amortization of intangibles, net of tax      $ 0.13    $ (0.99)    $ 0.11   $ (1.05)
                                                            =========  =========  ========= =========






                                                       -more-


                                 IONICS REPORTS THIRD QUARTER RESULTS

                                 CONDENSED CONSOLIDATED BALANCE SHEETS
                                       (Amounts in thousands)

                                                                             September 30,   December 31,
                                                                                2004            2003
                                                                             ------------    -----------
Current assets:
    Cash and cash equivalents                                                   $ 59,439      $ 133,815
    Short-term investments                                                         1,504              -
    Notes receivable, current                                                      5,912          6,365
    Accounts receivable, net                                                     128,228         87,415
    Receivables from affiliated companies                                         23,342         22,140
    Inventories                                                                   29,197         24,595
    Assets from discontinued operations                                              796          7,959
    Other current assets                                                          40,089         33,781
                                                                             ------------    -----------
       Total current assets                                                      288,507        316,070

Restricted cash                                                                   12,400              -
Receivables from affiliated companies, long-term                                  11,919         20,915
Notes receivable, long-term, net                                                  37,641         28,408
Investments in affiliated companies                                               10,164         14,362
Property, plant and equipment, net                                               392,649        171,533
Goodwill                                                                         185,578          7,695
Intangible assets, net                                                            74,787          6,378
Other assets                                                                      31,172         26,616
                                                                             ------------    -----------
       Total assets                                                          $ 1,044,817      $ 591,977
                                                                             ============    ===========

Current liabilities:
    Notes payable and current portion of long-term debt                          $ 8,738        $ 6,276
    Accounts payable                                                              37,121         28,279
    Billings in advance from affiliated companies                                      -          3,629
    Liabilities from discontinued operations                                           -            396
    Other current liabilities                                                    104,276         79,512
                                                                             ------------    -----------
       Total current liabilities                                                 150,135        118,092

Long-term debt and notes payable                                                 277,763          8,889
Deferred income taxes                                                             33,677         30,979
Minority interest                                                                 15,084          1,426
Accumulated losses in investments in affiliated companies                          3,279          5,068
Other liabilities                                                                 10,374         11,358
Stockholders' equity                                                             554,505        416,165
                                                                             ------------    -----------
       Total liabilities and stockholders' equity                            $ 1,044,817      $ 591,977
                                                                             ============    ===========



For more information, contact:

John F. Curtis                                                               Daniel M. Kuzmak
Vice President, Strategy and Operations, Treasurer                           Vice President and Chief Financial Officer
Ionics, Incorporated                                                         Ionics, Incorporated
Tel: (617) 673-4403                                                          Tel: (617) 673-4350
jcurtis@ionics.com                                                           dkuzmak@ionics.com
